SUPPLEMENTAL AGREEMENT


          SUPPLEMENTAL AGREEMENT made as of March 1, 1998, by and between THE INTERPUBLIC GROUP OF COMPANIES, INC., a corporation of the State of Delaware (hereinafter referred to as the "Corporation") and FRANK B. LOWE (hereinafter referred to as "Executive").
                    W I T N E S S E T H
          WHEREAS, the Corporation and Executive are parties to an Employment Agreement made as of January 1, 1996 (hereinafter referred to as the "Agreement"); and
          WHEREAS, the Corporation and Executive desire to amend the Agreement;
          NOW, THEREFORE, in consideration of the mutual promises herein and in the Agreement set forth, the parties hereto, intending to be legally bound, agree as follows:
          Section 3.01 of the Agreement is hereby amended, effective March 1, 1998, so as to delete "$750,000" and to substitute therefor "$850,000."
          Except as hereinabove amended, the Agreement shall continue in full force and effect.
          This Supplemental Agreement shall be governed by the laws of the State of New York.
                                        THE INTERPUBLIC GROUP OF
                                        COMPANIES, INC.

                                        By:  C. KENT KROEBER
                                             C. KENT KROEBER


                                             FRANK B. LOWE
                                             FRANK B. LOWE

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